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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                ______________


                                  FORM 8-K
                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 3, 2001

                                ______________


                 UNITED SURGICAL PARTNERS INTERNATIONAL, INC.
            (Exact name of Registrant as specified in its charter)


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          DELAWARE                                              75-2749762
      (State or other                   000-32837            (I.R.S. Employer
jurisdiction of incorporation)  (Commission File Number)  Identification Number)
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     17103 PRESTON ROAD
       SUITE 200 NORTH
        DALLAS, TEXAS                                              75248
    (Address of principal                                        (Zip code)
     executive offices)
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      Registrant=s telephone number, including area code:  (972) 713-3500


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)
_______________________________________________________________________________

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ITEM 5. OTHER EVENTS.

        In a press release dated December 3, 2001, a copy of which is incorporated herein as Exhibit 99.1, United Surgical Partners International, Inc. (the "Company"), announced that its wholly-owned subsidiary, United Surgical Partners Holdings, Inc., intends to offer $150 million in senior subordinated notes due 2011 in an offering within the United States to qualified institutional investors and outside the United States to non-U.S. investors. The press release also announced the Company's anticipated use of the proceeds from the offering which include the following: (i) repayment of all outstanding indebtedness under certain of its credit facilities; (ii) redemption of its outstanding 10% senior subordinated notes; (iii) redemption of the outstanding shares of its Series D redeemable preferred stock; and (iv) for general corporate purposes, including acquisitions and the repayment of certain working capital lines of credit in Spain.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     EXHIBITS.

        99.1  --  Press release, dated December 3, 2001.


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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   UNITED SURGICAL PARTNERS INTERNATIONAL, INC.




                                   By: /s/   Mark A. Kopser
                                      -----------------------------------------
                                             Mark A. Kopser
                                             SENIOR VICE PRESIDENT AND
                                             CHIEF FINANCIAL OFFICER



Date: December 3, 2001